SPLIT DOLLAR AGREEMENT TERMINATION

This Split Dollar Agreement Termination ("Termination") is entered into and effective as of this 30th day of November, 2007 by and among COLUMBIA RIVER BANK ("Bank"), an Oregon banking corporation, and ROGER CHRISTENSEN, an individual and employee of the Bank ("Employee").

RECITALS

(1) Bank and Employee are parties to a Columbia River Bank Split Dollar Agreement entered into on or about January 18, 2002, as amended and supplemented (the "Split Dollar Agreement").

(2) The parties wish to terminate the Split Dollar Agreement and to document certain other agreements as set forth herein.

NOW, THEREFORE, THE PARTIES AGREE:

1. Recitals. The parties affirm the foregoing Recitals and by this reference make them part of the Termination.

2. Termination. In accordance with Article 7 of the Split Dollar Agreement, the parties hereby cancel and terminate the Split Dollar Agreement.

3. General Provisions.

3.1 Governing Law. Each and every portion of the Termination is contractual and not a mere recital. The Termination shall be governed by and interpreted according to Oregon law except as may be otherwise required under law or the terms of the Termination.

3.2 Rule of Construction. It is understood and agreed that the rule of construction that a written agreement is to be construed against the party preparing or drafting such agreement shall not be applicable to the interpretation of the Termination.

3.3 Successors and Assigns. Each and every term, condition and covenant of the Termination shall be binding upon, apply to and inure to the benefit of the successors and assigns of the parties hereto.

3.4 Integration. The Termination contains the entire understanding and agreement of the parties with respect to the subject matter of the Agreement, and all prior negotiations, discussions or understandings, oral or written, are hereby integrated therein. No prior negotiations, discussions or agreements not contained therein shall be binding on or enforceable against the parties.

3.5 Counterparts. The Termination may be signed in several counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart shall be considered an original. All counterparts of the Termination shall together constitute one original document.

3.6 Captions. All captions used herein are for convenience only and shall not be construed so as to limit or restrict any term of the Termination.

3.7 Effective Date. This Termination is effective as of the first date appearing above.

COLUMBIA RIVER BANK

____

Name and Title

____

ROGER CHRISTENSEN

SPLIT DOLLAR AGREEMENT TERMINATION

This Split Dollar Agreement Termination ("Termination") is entered into and effective as of this 30th day of November, 2007 by and among COLUMBIA RIVER BANK ("Bank"), an Oregon banking corporation, and GREG B. SPEAR, an individual and employee of the Bank ("Employee").

RECITALS

(1) Bank and Employee are parties to a Columbia River Bank Split Dollar Agreement entered into on or about January 18, 2002, as amended and supplemented (the "Split Dollar Agreement").

(2) The parties wish to terminate the Split Dollar Agreement and to document certain other agreements as set forth herein.

NOW, THEREFORE, THE PARTIES AGREE:

1. Recitals. The parties affirm the foregoing Recitals and by this reference make them part of the Termination.

2. Termination. In accordance with Article 7 of the Split Dollar Agreement, the parties hereby cancel and terminate the Split Dollar Agreement.

3. General Provisions.

3.1 Governing Law. Each and every portion of the Termination is contractual and not a mere recital. The Termination shall be governed by and interpreted according to Oregon law except as may be otherwise required under law or the terms of the Termination.

~~3.2 Rule of Construction. It is understood and agreed that the rule of~~ construction that a written agreement is to be construed against the party preparing or drafting such agreement shall not be applicable to the interpretation of the Termination.

3.3 Successors and Assigns. Each and every term, condition and covenant of the Termination shall be binding upon, apply to and inure to the benefit of the successors and assigns of the parties hereto.

3.4 Integration. The Termination contains the entire understanding and agreement of the parties with respect to the subject matter of the Agreement, and all prior negotiations, discussions or understandings, oral or written, are hereby integrated therein. No prior negotiations, discussions or agreements not contained therein shall be binding on or enforceable against the parties.

3.5 Counterparts. The Termination may be signed in several counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart shall be considered an original. All counterparts of the Termination shall together constitute one original document.

3.6 Captions. All captions used herein are for convenience only and shall not be construed so as to limit or restrict any term of the Termination.

3.7 Effective Date. This Termination is effective as of the first date appearing above.

COLUMBIA RIVER BANK

Greg B. Spear, Chief Financial Officer
Name and Title

GREG B. SPEAR

Company acknowledgement based on Columbia River Bank's Board of Directors ratification on December 20, 2007.

By: Roger Christensen
Chief Executive Officer

SPLIT DOLLAR AGREEMENT TERMINATION

This Split Dollar Agreement Termination ("Termination") is entered into and effective as of this 30th day of November, 2007 by and among COLUMBIA RIVER BANK ("Bank"), an Oregon banking corporation, and CRAIG J. ORTEGA, an individual and employee of the Bank ("Employee").

RECITALS

(1) Bank and Employee are parties to a Columbia River Bank Split Dollar Agreement entered into on or about January 18, 2002, as amended and supplemented (the "Split Dollar Agreement").

(2) The parties wish to terminate the Split Dollar Agreement and to document certain other agreements as set forth herein.

NOW, THEREFORE, THE PARTIES AGREE:

1. Recitals. The parties affirm the foregoing Recitals and by this reference make them part of the Termination.

2. Termination. In accordance with Article 7 of the Split Dollar Agreement, the parties hereby cancel and terminate the Split Dollar Agreement.

3. General Provisions.

3.1 Governing Law. Each and every portion of the Termination is contractual and not a mere recital. The Termination shall be governed by and interpreted according to Oregon law except as may be otherwise required under law or the terms of the Termination.

3.2 Rule of Construction. It is understood and agreed that the rule of construction that a written agreement is to be construed against the party preparing or drafting such agreement shall not be applicable to the interpretation of the Termination.

3.3 Successors and Assigns. Each and every term, condition and covenant of the Termination shall be binding upon, apply to and inure to the benefit of the successors and assigns of the parties hereto.

3.4 Integration. The Termination contains the entire understanding and agreement of the parties with respect to the subject matter of the Agreement, and all prior negotiations, discussions or understandings, oral or written, are hereby integrated therein. No prior negotiations, discussions or agreements not contained therein shall be binding on or enforceable against the parties.

3.5 Counterparts. The Termination may be signed in several counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart shall be considered an original. All counterparts of the Termination shall together constitute one original document.

3.6 Captions. All captions used herein are for convenience only and shall not be construed so as to limit or restrict any term of the Termination.

3.7 Effective Date. This Termination is effective as of the first date appearing above.

COLUMBIA RIVER BANK

____

Name and Title

____

CRAIG J. ORTEGA

SPLIT DOLLAR AGREEMENT TERMINATION

This Split Dollar Agreement Termination ("Termination") is entered into and effective as of this 30th day of November, 2007 by and among COLUMBIA RIVER BANK ("Bank"), an Oregon banking corporation, and SHANE CORREA, an individual and employee of the Bank ("Employee").

RECITALS

(1) Bank and Employee are parties to a Columbia River Bank Split Dollar Agreement entered into on or about January 18, 2002, as amended and supplemented (the "Split Dollar Agreement").

(2) The parties wish to terminate the Split Dollar Agreement and to document certain other agreements as set forth herein.

NOW, THEREFORE, THE PARTIES AGREE:

1. Recitals. The parties affirm the foregoing Recitals and by this reference make them part of the Termination.

2. Termination. In accordance with Article 7 of the Split Dollar Agreement, the parties hereby cancel and terminate the Split Dollar Agreement.

3. General Provisions.

3.1 Governing Law. Each and every portion of the Termination is contractual and not a mere recital. The Termination shall be governed by and interpreted according to Oregon law except as may be otherwise required under law or the terms of the Termination.

3.2 Rule of Construction. It is understood and agreed that the rule of construction that a written agreement is to be construed against the party preparing or drafting such agreement shall not be applicable to the interpretation of the Termination.

3.3 Successors and Assigns. Each and every term, condition and covenant of the Termination shall be binding upon, apply to and inure to the benefit of the successors and assigns of the parties hereto.

3.4 Integration. The Termination contains the entire understanding and agreement of the parties with respect to the subject matter of the Agreement, and all prior negotiations, discussions or understandings, oral or written, are hereby integrated therein. No prior negotiations, discussions or agreements not contained therein shall be binding on or enforceable against the parties.

3.5 Counterparts. The Termination may be signed in several counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart shall be considered an original. All counterparts of the Termination shall together constitute one original document.

3.6 Captions. All captions used herein are for convenience only and shall not be construed so as to limit or restrict any term of the Termination.

3.7 Effective Date. This Termination is effective as of the first date appearing above.

COLUMBIA RIVER BANK

____

Name and Title

____

SHANE CORREA